SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): June 15, 1996

                      Onyx Acceptance Grantor Trust 1996-1
                  -------------------------------------------------------------
                      (Issuer with respect to Certificates)

                      Onyx Acceptance Financial Corporation
                           ----------------------------------------------------
(Exact Name of Registrant as Specified in Its Charter)

State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization                                Identification No.)

Delaware                                                     33-0639768

Onyx Acceptance Financial Corporation
8001 Irvine Center Drive, Suite 500Irvine, Ca. 92718
714 753-1191












Item 5.  Other Events

         On behalf of the Onyx Acceptance Grantor Trust 1996-1, (the"Trust"), a trust created pursuant to the Pooling and Servicing Agreement dated as of January 1, 1996 with Onyx Acceptance Financial Corporation as registrant and seller and Onyx Acceptance Corporation as servicer, and Bankers Trust Company of New York, as trustee, the registrant has caused to be filed with the Commission, the June 1996 monthly Distribution Date Statement with respect to the Trust. This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx
Acceptance Financial Corporation, originator of the Onyx Acceptance Grantor Trust 1996-1 and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Certificateholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None.

(c)      Exhibits
         Exhibit No.

         19 Monthly Distribution Date Statement of the Onyx Acceptance Grantor Trust 1996-1 for the month of June 1996.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation
         REGAN E. KELLY
By:_____________________________________________________
Regan E. Kelly    Executive Vice President
Date: June 21, 1996

         DON P. DUFFY
By:_____________________________________________________
Don P. Duffy               Executive Vice President
Date: June 21, 1996


















                                   EXHIBIT 19

Onyx Acceptance Grantor Trust 1996-1              Distribution Date Statement
5.40% Auto Loan Pass-Through Certificates         19-Jun-96

Collection Period Beginning on: ............................            05/01/96
Collection Period Ending on: ...............................            05/31/96
Distribution Date: .........................................            06/17/96

        1 Original Pool Balance                                                                                 $100,499,912.72
        2 Collection Period Beginning Pool Balance                                                               $88,302,832.76
        3 Collection Period Beginning Pool Balance Factor                                                                  0.878636

          Computation of Collection Account Amounts Available for Distribution

        4 Total Collections from Obligors                                          01-Mayto6 31-May-9         $4,274,170.88
        5 Full Prepayments through first 5 business days of current month                                        298,037.76
        6 Full Prepayments included in Prior Collection Period                                                   271,478.06
        7 Partial Prepayments deposited to PayAhead Acct                                                          73,007.91
        8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                                          0.00
        9 Yield Supplement Amount to be Deposited to Collection Account                                                0.00
       10 Net Liquidation Proceeds on Defaulted Contracts                          01-Mayto6 31-May-96  245,160.73
       11 Net Liquidation Proceeds first 5 business days of current month                                              0.00
       12 Net Liquidation Proceeds included in Prior Collection Period                                                 0.00
       13 Net Insurance Proceeds                                                                              0.00
       14 Net Insurance Proceeds first 5 business days of current month                                       0.00
       15 Net Insurance Proceeds included in Prior Collection Period                                          0.00
       16 Aggregate Amount of Repurchased Contracts                                                           0.00
       17 Reinvestment Earnings on Funds in Collection Acct (ccma #7075)           01-Mayto6 31-May-96   12,304.20
                                                                                                         ---------

       18 Collection Account Amounts Available  (4+5-6-7+8+9+10+11-12+13+14-15+16+17)                                $4,485,187.60

          Computation of Certificate Ending Pool Balance

       19 Collection Period Beginning Pool Balance                                                       $88,302,832.76
       20 Scheduled Principal Decline (recomputed actuarial)                                               1,433,423.80
       21 Full Prepayments                                                         08-Mayto6 31-May-96     1,416,617.08
       22 Full Prepayments through first 5 business days of current month                                    298,037.76
       23 Defaulted Contracts  (Liquidated Proceeds received)                       08-Mayto6     31-May-96  368,447.46
       23aDefaulted Contracts  (Liquidated Proceeds received) thru 1st 5 business days of current mont             0.00
       24 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                                0.00
       24aDefaulted Contracts  (4 or more periods.Liquidated Proceeds not received) thru 1st 5 bus. days of current mo.  0.00
       25 Repurchased Contracts                                                                                          0.00
                                                                                                                         ----

       26 Certificate Ending Pool Balance (19-20-21-22-23-23a-24-24a-25)                                         $84,786,306.66
          Certificate Ending Balance Pool Factor                                                                           0.843646

       27 Principal Distribution Amount  (19-26)                                                                 $3,516,526.10

          Distributions From Collection Account
       28 Principal Distribution Amount                                                                          $3,516,526.10
       29 Interest Distribution Amount  (5.4% / 12)                                                                 397,362.75
       30 Servicing Fee Payable to Servicer (1.0% / 12)                                                              73,585.69
       31 Surety Fee Payable to Surety (0.15% / 360 * Days in Collection Period)                                     11,405.78
       31aReinsurance Fee Payable to Surety (2.00%/360 * Days in period * $2,009,998.25)                              3,461.66
       32 Reinvestment Earnings Payable to Finco                                                                     12,304.20
                                                                                                                     ---------

       33 Total Distributions from Collection Account   (28+29+30+31+31a+32)                                     $4,014,646.18

       34 Total Excess Spread Available for Deposit to Spread Account   (18-33)                                    $470,541.42

          Spread Account Reconciliation

       35 Initial Deposit                                                                                                  $0.00
       36 Deposits to Spread Account Prior Collection Periods                                                      $1,857,450.79
       37 Deposit to Spread Account this Collection Period    (34)                                                   $470,541.42
       38 Reinvestment Earnings on Funds in Spread Acct                              01-Mayto6 31-May-96               $7,059.74
       39 Draws from Spread Account Prior Periods                                                                          $0.00
                                                                                                                           -----

       40 Spread Account Balance     (35+36+37+38-39)                                                              $2,335,051.95

       41 Required Spread Account Balance     (Max of 6% x (26) or 2% x (1) )                                          $5,087,178.40
       42 Draws from Spread Account this Collection Period   ((40 - 41) if positive, 0 otherwise)                              $0.00
       43 Spread Account Balance net of Draws this Collection Period    (40 - 42)                                      $2,335,051.95

          Delinquency Statistics
       44 Number of Accts Delinquent 30 - 59 Days                                                                              47
       45 Number of Accts Delinquent 60 - 89 Days                                                                              36
       45aNumber of Accts Deliquent 90 Days and Over                                                                           22
                                                                                                                               --
       46 Total Number of Delinquent Accounts 30 Days and Over                                                                105

       47 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                                               $558,285
       48 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                                             $438,006
       48aAggregate Net Outstanding Balance of Delinquent Loans 90 days and over                                         $265,295
                                                                                                                         --------
       49 Total Aggregate Net Outstanding Balance of Delinquent Loans   (44 + 45)                                      $1,261,587

       50 Policy Claim Amount                                                                                                  $0.00

          Repossession Statistics
       51 Number of Accounts in Repo Inventory @ Beginning of Collection Period                                                28
       52 Number of Accounts Repossessed During Collection Period                                                              40
       53 Number of Repo'd Accounts Sold or Reinstated During Collection Period                                                30
                                                                                                                               --
       54 Number of Accounts in Repo Inventory @ End of Collection Period                                                      38

       55 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ Beginning of Collection Period               $402,107.02
       56 Aggregate Net Outstanding Balance of Accounts Repossessed During Month                                          532,630.79
       57 Aggregate Net Outstanding Balance of Repo Accounts Sold or Reinstated During Month                              433,995.80
                                                                                                                          ----------
       58 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ End of Collection Period                     $500,742.01


          Yield Supplement Account  Balance
       59 Initial Deposit                                                                                                    $0.00
       60 Draws from Yield Supplement to Collection Account                                                                  $0.00
                                                                                                                             -----

       61 Yield Supplement Account  Balance                                                                                  $0.00

          Accounts Outstanding
       62 Original Accounts Outstanding                                                                                   8,407
       63 Remaining Number of Accounts Outstanding @  End of Collection Period                                            7,677

          Net Yield
       64 Interest Collected on Contracts                                                                              1,351,122.09
       65 Interest Collected on Contracts - Prior Collection Period                                                    1,349,011.61
       66 Interest Collected on Contracts - Two Collection Periods Ago                                                 1,358,173.85
       67 Liquidated Contract Balances (less Liquidation proceeds)                                                       123,286.73
       68 Liquidated Contract Balances (less Liquidation proceeds) - Prior Collection Period                              63,327.89
       69 Liquidated Contract Balances (less Liquidation proceeds) - Two Collection Periods Ago                           14,040.66
       70 Interest Paid to Certificate Holders                                                                           397,362.75
       71 Interest Paid to Certificate Holders - Prior Collection Period                                                 411,859.64
       72 Interest Paid to Certificate Holders - Two Collection Periods Ago                                              425,226.71
       73 Servicing Fees Paid to Servicer                                                                                $73,585.69
       74 Servicing Fees Paid to Servicer -  Prior Collection Period                                                     $76,270.30
       75 Servicing Fees Paid to Servicer - Two Collection Periods Ago                                                   $78,745.69
       76 Certificate Ending Pool Balance                                                                             $84,786,306.66
       77 Certificate Ending Pool Balance - Prior Collection Period                                                   $91,524,365.34
       78 Certificate Ending Pool Balance - Two Collection Periods Ago                                                $94,494,824.42

       79 Net Yield                                                                                                           10.61%

          A.P.R. of Trust Contracts
       80 Dollar Weighted A.P.R. of Contracts @ Cutoff Date                                                                   15.07%
       81 Dollar Weighted A.P.R. of Remaining Contracts in Trust as of End of Collection Period
          Credit Losses
       82 Gross Credit Losses during Collection Period  (23+23a+24+24a)                                                  $368,447.46
       83 Recoveries during Collection Period  (10+11-12)                                                                 245,160.73
                                                                                                                          ----------

       84 Net Credit Losses during Collection Period   (82-83)                                                           $123,286.73

       85 Cumulative Net Credit Losses                                                                                   $233,304.81
       86 Cumulative Net Credit Losses as a Percent of Original Certificate Balance (85 / 1)                                   0.23%







          I certify that the computations reflected above for the collection period ended 31-May-96 are accurate and have been prepared in accordance with the Pooling and Servicing Agreement dated January 1, 1996.

                    REGAN E. KELLY
          By :   ____________________________    Date: June 21, 1996
          Name: Regan Kelly
          Title:  Executive Vice President